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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 1, 1999 included (or incorporated by reference) in Applied Magnetics Corporation's
Form 10-K/A for the fiscal year ended October 3, 1998 and to all references to our firm included in this Registration Statement.


                                         ARTHUR ANDERSEN LLP

Los Angeles, California
July 13, 1999